EXHIBIT 99.3
                                                             ------------



   UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO NISOURCE FINANCE CORP. AND NISOURCE INC. OR THEIR AGENT OR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

   TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

   No.:  1                                                   $250,000,000
   CUSIP No.: 65473Q AN 3
   ISIN No.:  US65473QAN34


                            3.20% Notes due 2006


             NiSource Finance Corp., an Indiana corporation, promises to pay to Cede & Co, or registered assigns, the principal sum of Two Hundred Fifty Million Dollars on November 1, 2006.

             Interest Payment Dates: May 1 and November 1

             Record Dates:  April 15 and October 15



             Additional provisions of this Note are set forth on the other side of this Note.


   Dated:  November 4, 2003
                                 NISOURCE FINANCE CORP.


                                 By:  _________________________________
                                 Name:  David J. Vajda
                                 Title:  Vice President and Treasurer


                                 By:  _________________________________
                                 Name:  Gary W. Pottorff
                                 Title:  Secretary


                          TRUSTEE'S CERTIFICATE OF
                               AUTHENTICATION


   This is one of the Notes of the series
   referred to in the within-mentioned Indenture.

   JPMORGAN CHASE BANK,
   as Trustee


   By:  ________________________________
        Authorized Officer



                            3.20% Notes due 2006


   1.   Interest

             NiSource Finance Corp., an Indiana corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on May 1 and November 1 of each year, commencing May 1, 2004. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 4, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal and premium at the above rate and will pay interest on overdue installments of interest at such rate to the extent lawful.

   2.   Method of Payment

             The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the April 15 or October 15 next preceding the Interest Payment Date even if Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company.

   3.   Guarantee

             NiSource Inc., a Delaware corporation and parent of the Company, will fully and unconditionally guarantee to each Holder of the Notes and to JPMorgan Chase Bank (formerly, The Chase Manhattan
   Bank), as Trustee (the "Trustee") under the Indenture (as defined below) and its successors all the Obligations of the Company under the Notes, including the due and punctual payment of the principal of, premium, if any, and interest, if any, on the Notes (the "Security Guarantee"). The Security Guarantee applies whether the payment is due at Stated Maturity, on an Interest Payment Date or as a result of acceleration, redemption or otherwise. The Security Guarantee includes payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Notes (if lawful) and all other Obligations of the Company under the Indenture. The Security Guarantee will remain valid even if the Indenture is found to be invalid. NiSource Inc. is obligated under the Security Guarantee to pay any guaranteed amount immediately after the Company's failure to do so.




   4.   Paying Agent and Security Registrar

             Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice to the Holders. The Company may act as Paying Agent or Security Registrar.

   5.   Indenture

             The Company issued the Notes under an Indenture dated as of November 14, 2000, among the Company, NiSource Inc. and the Trustee (as supplemented, the "Indenture") and pursuant to an Officers' Certificate of the Company dated October 30, 2003 (the "Officer's Certificate"). The terms of the Notes include those stated in the Indenture and the Officer's Certificate and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. sections 77aaa-77bbbb) as in effect on the date of the Officer's Certificate (the "Act"). Capitalized terms used herein and defined in the Indenture but not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Act for a statement of those terms.

             The Notes are senior unsecured obligations of the Company. The Notes issued on the Issue Date will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company, NiSource Inc. and their Subsidiaries (other than Utilities) to incur additional indebtedness and create liens on assets unless the total amount of all the secured debt would not exceed 10% of Consolidated Net Tangible Assets. These covenants are subject to important exceptions and qualifications.

   6.   Optional Redemption

             The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of (1) the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date or (2) the Make-Whole Amount for the Notes being redeemed. For purposes of this provision:

             "Make-Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Notes to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Date) from the Redemption Date to the Stated Maturity of the Notes, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest on the principal amount of the Notes being redeemed to the Redemption Date.

             "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus 0.20%.

             "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

             "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the definition of Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

             "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

             "Reference Treasury Dealer" means a primary U.S. Government securities dealer selected by the Company.

             "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by a Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.



   7.   Notice of Redemption

             If the Company is redeeming less than all the Notes at any time, the Trustee will select the Notes to be redeemed using a method it considers fair and appropriate. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 106 of the Indenture. Notes in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000. The Company will not know the exact Redemption Price until three Business Days before the Redemption Date.
   Therefore, the notice of redemption will only describe how the Redemption Price will be calculated. If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date and certain other conditions are satisfied, on and after such Redemption Date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

   8.   Additional Notes

             The Company may, without the consent of the Holders of the Notes, create and issue Additional Notes ranking equally with the Notes in all respects, including having the same CUSIP number, so that such Additional Notes shall be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

   9.   Denominations; Transfer; Exchange

             The Notes are in registered form without coupons in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period of 15 days before a selection of Notes to be redeemed.

   10.  Persons Deemed Owners

             The registered Holder of this Note may be treated as the owner of it for all purposes.



   11.  Unclaimed Money

             If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee, the Paying Agent or NiSource Inc., as guarantor, for payment.

   12.  Satisfaction and Discharge

             Under the Indenture, the Company can terminate its obligations with respect to the Notes not previously delivered to the Trustee for cancellation when those Notes have become due and payable or will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving notice of redemption. The Company may terminate its obligations with respect to the Notes by depositing with the Trustee, as funds in trust dedicated solely for that purpose, an amount sufficient to pay and discharge the entire indebtedness on the Notes. In that case, the Indenture will cease to be of further effect and the Company's obligations will be satisfied and discharged with respect to the Notes (except as to the Company's obligations to pay all other amounts due under the Indenture and to provide certain Officers' Certificates and Opinions of Counsel to the Trustee). At the expense of the Company, the Trustee will execute proper instruments acknowledging the satisfaction and discharge.

   13.  Amendment, Waiver

             Subject to certain exceptions set forth in the Indenture,
   (i) the Indenture and the Notes may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee shall be entitled to amend the Indenture to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person as obligor under the Indenture, or to add to the Company's or NiSource Inc.'s covenants or to surrender any right or power conferred on the Company or NiSource Inc. under the Indenture, or to add events of default, or to secure the Notes, or to evidence or provide for the acceptance or appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one trustee, or to effect assumption by NiSource Inc. or one of its Subsidiaries of the Company's obligations under the Indenture, or to conform the Indenture to any amendment of the Trust Indenture Act.



   14.  Defaults and Remedies

             Under the Indenture, Events of Default include: (i) default by the Company in the payment of any interest upon any Note and the continuance of such default for 60 days; (ii) default by the Company in the payment of principal of or any premium on any Note when due at Stated Maturity, on redemption, by declaration or otherwise, and the continuance of such default for three Business Days; (iii) default by the Company or NiSource Inc. in the performance of or breach of any covenant or warranty in the Indenture and continuance of such default for 90 days after written notice to the Company or NiSource Inc. from the Trustee or to the Company, NiSource Inc. and the Trustee from the Holders of at least 33% in principal amount of the Outstanding Notes;
   (iv) default by the Company or NiSource Capital Markets, Inc. under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or NiSource Capital Markets, Inc., or the Company or NiSource Capital Markets, Inc. defaults under any mortgage, indenture or instrument under which there may be issued, secured or evidenced indebtedness constituting a failure to pay in excess of $50,000,000 of the principal or interest when due and payable, subject to certain cure rights; (v) the guarantee by NiSource Inc. ceases to be in full force and effect or is disaffirmed or denied (other than according to its terms), or is found to be unenforceable or invalid; or (vi) certain events of bankruptcy, insolvency or reorganization of the Company, NiSource Capital Markets, Inc. or NiSource Inc. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 33% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

             Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

   15.  Trustee Dealings with the Company

             Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.



   16.  No Recourse Against Others

             A director, officer, employee or stockholder, as such, of the Company, NiSource Inc. or the Trustee shall not have any liability for any obligations of the Company under the Notes or the Indenture, or any obligations of NiSource Inc. under the Security Guarantee or the Indenture, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes and the Security Guarantee.

   17.  Authentication

             This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

   18.  Abbreviations

             Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT
   (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   19.  CUSIP, ISIN and Common Code Numbers

             Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. To the extent such numbers have been issued, the Company has caused ISIN and Common Code numbers to be similarly printed on the Notes and has similarly instructed the Trustee. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   20.  Governing Law.

             THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONTRARY CONFLICT OF LAWS OR CHOICE OF LAWS PROVISIONS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

             The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

             NiSource Finance Corp.
             801 East 86th Avenue
             Merrillville, Indiana 46410

             Attention:  Secretary




                               ASSIGNMENT FORM

   To assign this Note, fill in the form below:

   I or we assign and transfer this Note to

   ______________________________________________________________________

   ______________________________________________________________________
            (Print or type assignee's name, address and zip code)

             ___________________________________________________
                (Insert assignee's soc. sec. or tax I.D. No.)

   and irrevocably appoint ____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

   Date:_______________         Your Signature: _________________________


                                                _________________________
                                                Sign exactly as your name
                                                appears on the other side
                                                of this Note.

   Signature Guarantee:


   ____________________________                 _________________________
   Signature must be guaranteed                 Signature


   Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                             SECURITY GUARANTEE

             NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the "Company") under the 3.20% Notes due 2006 (the "Notes") of the Company, including that (i) the principal of, premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Notes, if lawful, and all other Obligations of the Company to the Holders or the Trustee shall be promptly paid in full or performed, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed, NiSource Inc. shall be obligated to pay or perform the same immediately.

             The obligations of NiSource Inc. to the Holders and to the Trustee pursuant to this Security Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Security Guarantee.

             No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Security Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

             This Security Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization.

             This Security Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Security Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

             THE TERMS OF ARTICLE FIFTEEN OF THE INDENTURE ARE
   INCORPORATED HEREIN BY REFERENCE.



             Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                 NISOURCE INC.


                                 By:  ___________________________________
                                 Name:  David J. Vajda
                                 Title:  Vice President and Treasurer


                                 By:  ___________________________________
                                 Name:  Jeffrey W. Grossman
                                 Title:  Vice President and Controller